Equity of Host Inc. and Capital of Host L.P. (Tables)	12 Months Ended
Dec. 31, 2010
Common And Preferred Dividends Declared Per Share And Common And Preferred Distributions Per Unit

The table below presents the amount of common and preferred dividends declared per share and common and preferred distributions per unit as follows:

	2010	2009	2008
Common stock	$.04	$.25	$.65
Class E preferred stock 8 7/8%	.555	2.22	2.22
Common OP units	.041	.025	.65
Class E preferred OP units 8 7/8%	.555	2.22	2.22